LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED FEBRUARY 2, 2017

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MARCH 1, 2016, OF

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES FUND

The section titled “Management – Portfolio managers” in the fund’s Summary Prospectus and in the fund’s Prospectus is deleted and replaced with the following:

Portfolio managers: Stephen S. Smith and David F. Hoffman, CFA, have been the fund’s portfolio managers since 2011. John P. McIntyre, CFA, has been the fund’s portfolio manager/senior research analyst since 2012 and was the fund’s associate portfolio manager/senior research analyst from 2011-2012. Anujeet Sareen, CFA, has been the fund’s portfolio manager since January 2017.

The section titled “More on fund management – Investment professionals” in the fund’s Prospectus is deleted and replaced with the following:

Portfolio managers

Stephen S. Smith, David F. Hoffman, CFA, John P. McIntyre, CFA and Anujeet Sareen, CFA, are the fund’s portfolio managers and are responsible for the day-to-day management of the fund. Mr. Smith is a Managing Director of Brandywine Global and has been employed at Brandywine Global since 1991. Mr. Hoffman is a Managing Director of Brandywine Global and has been employed at Brandywine Global since 1995. Mr. McIntyre is a Portfolio Manager/Senior Research Analyst and has been employed at Brandywine Global since 1998. Mr. Sareen is a portfolio manager for Brandywine Global’s global fixed income and related strategies. Prior to joining Brandywine Global in 2016, Mr. Sareen was employed at Wellington Management since 1994 where he served as a managing director of global fixed income and a global macro strategist, as well as Chair of the Currency Strategy Group.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

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